Distribution Agreement
This Agreement is entered into as of December 28th, 2010, (the “Effective Date”) by and between Gigamon LLC (“Gigamon”), whose address is 598 Gibraltar Drive, Milpitas, CA, 95035 and Interlink Communication Systems (“Distributor”), a Florida corporation with its principal place of business at 640 Brooker Creek Blvd. Suite 465 Oldsmar, FL 34677.
In consideration of the mutual promises contained herein, the parties hereto agree as follows:
1.License

1.1.
Gigamon grants to Distributor and Distributor accepts the nonexclusive, nontransferable right to market, sell and distribute to its customers and Gigamon approved resellers the products listed on Exhibit A (the “Products”) within the Territory (as stated in Exhibit B.), subject to the terms and conditions contained herein. Distributor shall have no right to sublicense its rights hereunder.

2.    Ordering and Delivery

2.1.
All purchase orders for Products shall be communicated to Gigamon in writing only from designated representatives of Distributor. All orders shall be controlled by the terms and conditions of this Agreement. Any proposed variation from or addition to these terms and conditions appearing on any purchase order or other document submitted by Distributor shall be null and void unless specifically accepted in writing signed by an authorized officer of Gigamon. Purchase orders are not valid until confirmed in writing or electronically by Gigamon.

2.2.
All Products shall be shipped F.O.B. Gigamon from a continental U.S. location only. Distributor is responsible for all shipping, insurance and related charges as if the shipment originated in a US location. All risk of damage or loss shall pass to Distributor at Gigamon’s facility upon tender by Gigamon to the carrier.

2.3.	Distributor agrees to purchase and maintain at all times at least one Product for demonstration use.

2.4.
Products delivered to Distributor shall be inspected, at Distributor’s expense, upon delivery to Distributor. Failure to inspect such Products within 5 days after delivery shall constitute waiver of any rights of inspection and shall be deemed an acceptance of such Products.

2.5.
Distributor retains the right during the term of this Agreement to return standard products ordered from Gigamon. Product must be unaltered, un-opened and in condition for resale. Distributor shall be responsible for freight. Product returns shall only be made pursuant to the following conditions:

2.5.1
Distributors are allowed to adjust stocking levels and product mix once per quarter for standard products with Gigamon approval and at the time of rotation provide an offsetting order which is equal to or greater than the rotation amount. Notwithstanding the foregoing, software can only be returned pursuant to Gigamon’s warranty policy. If Gigamon is requested to make any upgrades to Distributor’s firmware, the cost of shipping and handling shall be the exclusive responsibility of Distributor.

2.5.2
Gigamon will only accept returns of discontinued products if it is returned during the quarter immediately following such discontinuance provided distributor received written notice of discontinuance. An order of equal or greater value must accompany the return.

2.5.3
Repairs/returns: During warranty period, for any DOA’s or equipment failures, manufacturer shall issue RMA directly to end customer for products to be repaired or replaced within two weeks from receipt of return.

2.5.4	Advance Replacement
3.    Price, Payment

3.1.
Distributor shall pay to Gigamon the prices (in U.S. dollars) set forth on Gigamon’s then current Distributor price list for all Products, which prices do not include taxes, duties, transportation, insurance or handling, all of which are additional charges to be paid by Distributor, and are not subject to discount. Distributor’s Discounts to list pricing are shown on Exhibit C. Gigamon may change prices or Products at any time by providing Distributor with at least thirty (30) days advance written notice of such changes.

3.2.	All orders, purchase orders and terms of payment will be made with Gigamon.

3.3.	Payment shall be due net thirty (30) days after shipment with a 1% discount paid on all orders paid within 10 days of invoice date.

3.4.
All outstanding amounts which are not paid when due shall bear a late charge of the lesser of 1.5% per month or the maximum allowable statutory rate at the time. In addition to all other rights available to Gigamon, Gigamon shall have the right to suspend shipments during any period when outstanding amounts are overdue.

3.5.
Delivery dates as set forth in any purchase order or confirmation thereof shall be deemed to be estimated only. Gigamon shall not be liable for delays or defaults in the delivery of any Products due to acts beyond the control and without the fault or negligence of Gigamon.

3.6.
Product price reductions made by Gigamon shall be communicated to distributor in writing. Distributor shall receive a credit for the difference in price between acquisition cost of current inventory affected by announced price reduction and the new price. This shall not apply to any orders shipped and invoiced to Distributor customers prior to any such price reductions.

3.7.	Gigamon may upon thirty (30) days advance notice increase prices on any Products. Distributor may place an order for Products prior to the effective date of any such increase.

3.8.
Gigamon may discontinue Products at any time on sixty (60) days’ written notice. In such event, Distributor may exchange discontinued Products in stock for the same value of replacement Product within the 60 day notice period.

3.9.	Upon receipt of discontinuation notice, Distributor at its option may cancel all backlogged orders for the discontinued Product without penalty

3.10.	If a Product is discontinued, the discontinued Products shipped to Gigamon need to meet the following conditions:

3.10.1	The discontinued Products are new, unused and in factory sealed-boxes;

3.10.2	The discontinued Products are in Distributors stock on the date of the notice; and

3.11.	Repurchase Agreement:

3.11.1
Within thirty (30) days of termination of this Agreement by either party for convenience, bankruptcy, termination of operations, sale of business, change of ownership, Distributor will supply to Gigamon a list of all inventory of Products. Such list will constitute a notice to repurchase Product. Gigamon shall have thirty (30) days from receipt of such notice at Gigamon’s option, to repurchase Products upon terms mutually acceptable to both parties only when such Products are new, unused and in factory sealed-boxes and Distributor shall bear all shipping charges.

3.11.2	Upon receipt of returned inventory to Gigamon from Distributor, Gigamon shall issue a check for all returned Products to distributor within thirty (30) days.

4.    Obligations of Distributor
Distributor agrees to:

4.1.	Use its reasonable commercial efforts to market and sell the Products, to promote, display and demonstrate the Products in a manner which is consistent with the Product’s reputation for high quality.

4.2.	Maintain one (1) staffed location which shall have an operational demonstration unit of the Product.

4.3.	Provide pre- and post-sale support to Distributor’s customers by trained technical support personnel, trained by Gigamon in accordance with Section 5 below.

4.4.
Maintain a sales force with competent personnel, who are expert in the specifications and features of the Product, sufficient to develop to Gigamon’s satisfaction the market potential for the sale of the Product in the Territory.

4.5.	Maintain at all times minimum stocking levels of Products to meet current run rates.

4.6.	Maintain complete and accurate records of the number of Products sold by Distributor, which shall be available for inspection by Gigamon upon 5 business days advance notice.

4.7.
Provide complete and accurate Point of Sale (“POS”) reporting information on a monthly basis. Distributor shall provide POS reports to Gigamon no later than the 10th of each month for each prior month’s sales. Report shall contain products sold, quantity, location with address, serial number, end user information and date of sale.

4.8.
Distributor shall invite Gigamon to sales and marketing activities and events that may become available to Distributor from time to time, such that Gigamon may participate in the sales and support of Products and provide information on Products to potential customers.

5.    Training

5.1.
Distributor agrees that it will send, at its expense, personnel to Gigamon’s facility in Milpitas, CA or to a mutually agreed location to attend both initial and periodic update training regarding Marketing and Sales and Technical Support for Products as required by Gigamon.

6.    Other Obligations of Gigamon
Gigamon agrees to:

6.1.	Make available to Distributor certain new products and enhancements to existing products as may become available in a timely fashion.

6.2.	Allow participation by Distributor in additional programs, such as sales and support opportunities, if and as they are made available by Gigamon.

6.3.
Furnish sales, advertising, and promotional materials, specification sheets, and other collateral materials for Products, if any, in quantities and formats and at pricing to be determined by reasonable, mutual agreement of the parties under the circumstances.

7.    Credit and Indebtedness

7.1.
Gigamon reserves the right at all times to vary, change or limit the amount or duration of credit to be allowed to Distributor. Distributor further agrees not to make any deduction of any kind from any payments to Gigamon except as may be preauthorized in writing by an authorized officer of Gigamon in his of her sole discretion for set-off for returned Product.

8.    Copyrights and Trademarks

8.1.
At Gigamon’s request and with reasonable notice, Gigamon may inspect, for quality control purposes, any products sold by Distributor which incorporate the Products. Distributor shall ensure that each Product shall bear the same trademarks, logos, copyright notices and proprietary legends as the Product which Distributor receives from Gigamon, and Distributor shall not remove such notice or alter or augment it.

8.2.
Gigamon represents and warrants to Distributor that Gigamon is the exclusive owner of all and trademarks and trade names (the Trademarks”) relating to the Products “Trademarks” listed on Exhibit A. Subject to the terms and conditions of this Agreement, Gigamon grants Distributor a non-exclusive, non-transferable license to use the Trademarks in the Territory solely in the connection with the promotion and sale of Products. All sales and promotional materials that include the Trademarks shall be subject to advance review and approval by Gigamon. Distributor shall acquire no propriety or other rights with respect to such Trademarks. Distributor shall immediately cease use of the Trademarks upon termination of this Agreement. All goodwill associated with Distributor’s use of the Trademarks is assigned to Gigamon. Distributor shall not register the Trademark any jurisdiction. Distributor shall not register or use any company name, in any jurisdiction, which uses the Gigamon name or the Trademark.

9.    Indemnification

9.1.
Gigamon shall indemnify Distributor and/or any customer of Distributor against all damages, costs and expenses (including attorney’s fees) finally awarded as a result of the infringement of patents, trademarks or copyrights by Gigamon’s Products in the physical state in which they are sold and shipped by Gigamon. Distributor shall notify Gigamon of the commencement of any claim. Gigamon shall have the sole right to control the defense and negotiation of such claims, and Distributor shall fully cooperate with Gigamon in defense of such claims. Gigamon’s indemnification expressly excludes Products which have been altered, modified or repaired by other than a Gigamon-authorized representative, by Products operated in a manner other than as prescribed by Gigamon, or by combination, uses, methods or processes in which Products are used. Gigamon’s maximum liability under this indemnification shall not be greater than the amounts paid by Distributor to Gigamon for the Product units at issue.

9.2.
Distributor shall defend, indemnify and hold Gigamon harmless from any claims, including reasonable costs and attorneys’ fees that arise from the act, neglect or omission of Distributor in the modification, use or distribution of the Products by Distributor, or Distributor’s breach of any provision of this Agreement, or any infringement by the resultant product or equipment when a Product is combined with, installed in, or operated in connection with any other product or equipment.

10.    Limited Warranty

10.1.
Gigamon warrants to Distributor that the Products will be free from defects in materials and workmanship under normal use for a period of 1 year. Warranty includes 1st year Maintenance. Warranty period to commence upon shipment from the Distributer. All ship dates by serial number reported each month in Point of Sale Report.

10.2.
EXCEPT AS STATED ABOVE, THE PRODUCTS ARE PROVIDED “AS IS” WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE REMEDIES PROVIDED HEREIN ARE EXCLUSIVE AND IN LIEU OF ANY OTHER RIGHTS OR REMEDIES. IN NO EVENT WILL GIGAMON or DISTRIBUTOR BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, INCIDENTAL AND CONSEQUENTIAL DAMAGES AND DAMAGES FOR LOST DATA OR PROFITS ARISING OUT OF THE USE OR INABILITY TO USE THE PRODUCT, EVEN IF GIGAMON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL GIGAMON’S LIABILITY FOR ANY REASON WHATSOEVER EXCEED THE AMOUNTS PAID BY DISTRIBUTOR FOR THE PRODUCTS.

10.3.	ALL CLAIMS OF ANY TYPE BY PURCHASER AGAINST GIGAMON MUST BE BROUGHT WITHIN THE APPLICABLE STATUTE OF LIMITATIONS OR BE FOREVER BARRED.
THE REMEDIES EXPRESSED IN THIS CONTRACT ARE THE SOLE AND EXCLUSIVE REMEDIES AVAILABLE.

11.
Restrictive Covenants Except as required in the performance of its duties, Distributor shall never use or disclose any of Gigamon’s confidential information, and upon termination of this Agreement, Distributor shall return to Gigamon all documents, copies, electronic media, and any other repositories containing confidential information. As used herein, confidential information shall include all such items provided that are clearly and conspicuously marked as “CONFIDENTIAL” when first received by Distributor and provided further that their substance (a) was not in the public domain at the time of receipt (b) was not known to Distributor at the time of receipt and (c) is not under a court order (or similar process) not to be disclosed. The parties agree that monetary damages shall be insufficient to fully compensate Gigamon for its losses if Distributor violates the covenants of this section. In addition to seeking monetary damages, Gigamon shall be entitled to enjoin Distributor from violating these covenants.

12.    Term and Termination

12.1.
This Agreement shall commence on the Effective Date and continue for a period of one year. Contract will auto renew each one year period after initial term unless cancelled by either party in writing sixty (60) days prior to any contract anniversary.

12.2.
Gigamon grants to Distributor non-exclusive distribution rights for all territories stated in Exhibit B (the “Territory”). The terms and conditions of each country or territory will be negotiated and agreed to by both parties and stated within Exhibits and/or Addendums to this Agreement.

12.3.
Either party may terminate this Agreement upon a breach of any terms or conditions of this Agreement if the breaching party fails to cure such breach within thirty (30) days after receipt of written notice from non-breaching party of its intent to terminate this Agreement.

12.4.
Termination of this Agreement for any reason shall not relieve Distributor of its obligations to make full payment to Gigamon for any and all amounts that are owed by Distributor to Gigamon. Termination shall be in addition to any other remedies available under law or equity.

12.5.	All provisions of this Agreement which by their sense and context are intended to survive termination shall so survive.

13.    General Provisions

13.1.
All notices, including notices of address changes, required or permitted to be given by either party under this Agreement shall be sent by registered or certified mail or by reputable overnight commercial delivery to the address specified herein by each party.

13.2.
Nothing herein shall be construed as constituting a partnership, joint venture or employer-employee relationship between the parties hereto and Distributor shall not hold itself out as such. Distributor shall have no authority to act on behalf of Gigamon.

13.3.
This Agreement merges all prior written and oral communications regarding the Products and sets forth the entire agreement of the parties. This Agreement may not be modified except by a written instrument duly executed by all parties hereto.

13.4.	This Agreement shall be governed and interpreted in accordance with the laws of the State of California.

13.5.
If any provision of this Agreement is ruled invalid under any law, it shall be deemed modified or omitted to the extent necessary, and the remainder of this Agreement shall be enforced to the maximum extent permitted by applicable law.

13.6.	Distributor may not assign its rights or obligations under this Agreement without the prior written consent of Gigamon.

13.7.	Any waiver by either party of any provision of this Agreement shall not imply a subsequent waiver of that or any other provision.

13.8.
Neither party shall be deemed in default or otherwise liable for delay in or failure of it’s performance under this Agreement (other than payment obligations) by reason of any active of God, fire, natural disaster, accident, riot, act of government, strike or labor dispute, failure of transportation or communication, or any other cause beyond the reasonable control of such party.

13.9.
If either party fails to pay the other party any amount which is owed hereunder, such party shall pay to the other party all reasonable costs and expenses incurred by such other party in enforcing its rights under this Agreement, including without limitation, costs and attorneys’ fees.

13.10.
Distributor acknowledges and understands that the Products contain technical data and is therefore subject to United States export control regulations. In the event the Territory includes geographic areas outside the United States, Distributor shall be responsible for complying with applicable laws and regulations regarding export, and shall obtain at its expense any and all necessary licenses, permits and regulatory approvals required by any and all governmental authorities and agencies having jurisdiction over export and re-export of technical data.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement to be effective as of the date first above written.
Gigamon LLC

By:	/s/ Aiden Cullen
Title:	C.F.O
Date:	12/28/2010

Distributor:
By:	/s/ Illegible
TItle:	EVP
Date:	12/29/2010

Exhibit A
Products:
Attached
Trademarks:

Exhibit B
Sales Locations and Territory

Territories Granted
North America

Latin America (which includes South America)

Sales and Service Locations:
1. 640 Brooker Creek Blvd. Suite 465 Oldsmar, FL 34677

Exhibit B

Sales Locations and Territory

Addendum to Exhibit B

Distributor is specifically restricted from selling into the territories listed below:
Cuba , Iran , North Korea , Sudan , Syria

IN WITNESS WHEREOF , the parties have duly executed this ADDENDUM to be effective as of the date first above written.

Gigamon LLC		Distributor
By:	/s/ Ted Ho	By:	/s/ Illegible
Title:	CEO	Title:	EVP
Date:	5/11/2012	Date:	4/19/2012

Exhibit C
Distributor Pricing Discounts

Distributor shall pay the Gigamon list price less the following discounts:

1. North American
a.    Distributor Discount = [***]
b.    Contracted Reseller price
i)    Distributor will sell the Gigamon reseller's at the same [***].
ii)    Gigamon shall pay Distributor a rebate of [***] of the net sales Distributor makes to Gigamon Resellers.
iii)    Reseller prices require deal registration
c.    Affiliate price
Distributor will sell to all other North American buyers at [***].
No rebates
d.    Maintenance and Support
i)    Distributor price is [***]
ii)    Distributor price to any Reseller is [***]
iii)    When Distributor receives PO's for renewals, they will facilitate in passing them through to Gigamon at net zero.
2.    Latin America
[***]

[***] Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

a.    Distributor Discount = [***]
b.    Price Distributor will sell in Latin America
i)    Distributor will sell to Latin American distributors at the same [***].
ii)    Gigamon shall pay Distributor a rebate of [***] of the net sales Distributor makes to Latin American distributors.
iii)    For registered resellers, Distributor will sell at [***]. For all other, [***].
c.    Maintenance and Support
i)    Interlink's discount for distributors is [***]. Sale price to other distributors is [***].
ii)    Interlink's discount for resellers is [***]. Sales price to resellers is [***]
iii)    When Distributor receives PO's for renewals, they will facilitate in passing them through to Gigamon at net zero.

[***] Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Gigamon GigaVUE-212, 420, 2404 G-TAP N. American Price List

SKU	Gigamon, GigaVUE-212 product family	N. American List	qty	disc	extended list price	reseller disc	reseller unit price	reseller extended price
				0%		[***]
GVS-212	GigaVUE-212 8x1Gig copper or SFP and 2x10Gig SFP+ port, w/ Citrus and CLI, single AC power	$ [***]		0%	$ -	[***]	$ [***]	$ -
GVS-213	GigaVUE-212 8x1Gig copper or SFP and 2x10Gig SFP+ port, w/ Citrus and CLI, single DC power	$ [***]		0%	$ -	[***]	$ [***]	$ -

PRT-202	GigaPORT-SFP, 4x1G SFP cage expansion module for 212 chassis	$ [***]		0%	$ -	[***]	$ [***]	$ -

SFP-501	1 Gig SFP, Copper, UTP with RJ-45 interface	$ [***]		0%	$ -	[***]	$ [***]	$ -
SFP-502	1 Gig SFP, Multimode 850	$ [***]		0%	$ -	[***]	$ [***]	$ -
SFP-503	1 Gig SFP, Single Mode 1310	$ [***]		0%	$ -	[***]	$ [***]	$ -
SFP-504	1 Gig SFP, Single Mode 1550	$ [***]		0%	$ -	[***]	$ [***]	$ -

SFP-532	10 Gig SFP+, Multimode 850nm SR for GigaVUE-212, 420 or 2404	$ [***]		0%	$ -	[***]	$ [***]	$ -
SFP-533	10 Gig SFP+, Single Mode 1310nm LR for GigaVUE-212, 420 or 2404	$ [***]		0%	$ -	[***]	$ [***]	$ -
SFP-534	10 Gig SFP+, Single Mode 1550nm ER for GigaVUE-212, 420 or 2404	$ [***]		0%	$ -	[***]	$ [***]	$ -
SFP-535	10 Gig SFP+, Multi Mode 1310nm LRM for GigaVUE-212, 420 or 2404	$ [***]		0%	$ -	[***]	$ [***]	$ -

TAP 101	GigaTAP-Tx-D copper tap module, 2 taps per module	$ [***]		0%	$ -	[***]	$ [***]	$ -
TAP 141	GigaTAP-BPC-D In-Line, One-to-Many, Bypass Tap, Copper, 1Gig	$ [***]		0%	$ -	[***]	$ [***]	$ -

CBL-205	SFP+ to SFP+ direct attached copper cable, 5 meters	$ [***]		0%	$ -	[***]	$ [***]	$ -
CBL-210	SFP+ to SFP+ direct attached copper cable, 10 meters	$ [***]		0%	$ -	[***]	$ [***]	$ -

TRN-000	One day GigaVUE Product Training, at Gigamon HQ, Milpitas, Ca.	$ [***]		0%	$ -	[***]	$ [***]	$ -
TRN-001	One day GigaVUE Product Training, at Customer site in N. America	$ [***]		0%	$ -	[***]	$ [***]	$ -
TRN-002	Extra day(s) GigaVUE product training at Customer Site Worldwide	$ [***]		0%	$ -	[***]	$ [***]	$ -

SVC-2AC	110/240 V AC power supply module, 420 or 212 chassis	$ [***]		0%	$ -	[***]	$ [***]	$ -
SVC-2DC	-48 V DC power supply module, 420 or 212 chassis	$ [***]		0%	$ -	[***]	$ [***]	$ -
SVC-1FN	Spare fan tray for 212 chassis	$ [***]		0%	$ -	[***]	$ [***]	$ -

SVC-PRO	One day Professional Services on-site. Price plus travel expenses per day	$ [***]		0%	$ -	[***]	$ [***]	$ -
SVC-000	12 Months hardware and software maintenance	[***]		0%	$ -		[***]	$ -
SVC-A00	Advance Purchase 12 Months hardware and software maintenance	[***]		0%	$ -		[***]	$ -
SVC-001	1st Year Premium 24x7 Service upgrade	[***]		0%	$ -		[***]	$ -
SVC-002	12 Months Premium 24x7 hardware and software maintenance	[***]		0%	$ -		[***]	$ -
SVC-A02	Advance Purchase 12 Months Premium 24x7 hardware and software maintenance	[***]		0%	$ -		[***]	$ -

Total					$ -			$ -

Enter quantities in the YELLOW highlighted areas
Enter percentages in the Green Highlighted areas to change discounts.
SVC-000 and SVC-002 are for maintenance renewals for existing customers
SVC-001 is available at the time of the initial equipment purchase and it is a upgrade to the first 12 months of service
SVC -A00 and SVC-A02 are available at the time of the initial equipment purchase. A discount is provided for purchasing these items in advance.

[***] Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential        May 26, 2010

Gigamon GigaVUE 212, 420, 2404, G-TAP North American Price List

SKU	Gigamon GigaVUE-2404 product family	N American List	qty	disc	extended list price	reseller disc	reseller unit price	reseller extended price
						[***]
GVS-432	GigaVUE-2404 4 fiber port with Citrus and CLI management options, AC power	$ [***]		0%	$ -	[***]	$ [***]	$ -
GVS-434	GigaVUE-2404 4 fiber port with Citrus and CLI management options, DC power	$ [***]		0%	$ -	[***]	$ [***]	$ -
GVS-432N	GigaVUE-2404N 4 fiber port with Citrus and CLI management options, AC power NEBS certified	$ [***]		0%	$ -	[***]	$ [***]	$ -
GVS-434N	GigaVUE-2404N 4 fiber port with Citrus and CLI management options. DC power NEBS certified	$ [***]		0%	$ -	[***]	$ [***]	$ -

PRT-435	10 GigaPORT-5x3C, 5x10G fiber SFP+ plus 3xCX4 copper port expansion blade for GigaVUE-2404	$ [***]		0%	$ -	[***]	$ [***]	$ -
PRT-438	10 GigaPORT-8X, 8x10G fiber SFP+ port expansion blade or GigaVUE-2404	$ [***]		0%	$ -	[***]	$ [***]	$ -
PRT-439	10 GigaPORT-8C, 8x10G copper CX4 port clustering hub blade for GigaVUE-2404	$ [***]		0%	$ -	[***]	$ [***]	$ -
PRT-435N	10 GigaPORT-5X3CN, 5x10G fiber SFP+ 3xCX4 copper port expansion blade for GigaVUE-2404N	$ [***]		0%	$ -	[***]	$ [***]	$ -
PRT-438N	10 GigaPORT-8XN, 8x10G fiber SFP+ port expansion for GigaVUE-2404N NEBS Certified	$ [***]		0%	$ -	[***]	$ [***]	$ -
PRT-439N	10 GigaPORT-8CN, 8x10G copper CX4 port clustering hub blade for GigaVUE-2404N NEBS certified	$ [***]		0%	$ -	[***]	$ [***]	$ -

SMT-436SL	GigaSMART 6 port 2404 blade, with Slicing feature module	$ [***]		0%	$ -	[***]	$ [***]	$ -
SMT-436TS	GigaSMART 6 port 2404 blade, with Time Stamp feature module	$ [***]		0%	$ -	[***]	$ [***]	$ -
SMT-436MS	GigaSMART 6 port 2404 blade, with Masking feature module	$ [***]		0%	$ -	[***]	$ [***]	$ -
SMT-436FL	GigaSMART 6 port 2404 blade, with Filtering feature module (not released)	$ [***]		0%	$ -	[***]	$ [***]	$ -
SMT-436SR	GigaSMART 6 port 2404 blade, with Source Port feature module	$ [***]		0%	$ -	[***]	$ [***]	$ -
SMT-SLC	GigaSMART-Slice feature module license per GigaSMART blade	$ [***]		0%	$ -	[***]	$ [***]	$ -
SMP-TSP	GigaSMART-Time stamp feature module license per GigaSMART blade	$ [***]		0%	$ -	[***]	$ [***]	$ -
SMT-MSK	GigaSMART-Masking feature module license per GigaSMART blade	$ [***]		0%	$ -	[***]	$ [***]	$ -
SMT-FIL	GigaSMART-Filtering feature module license per GigaSMART blade (not released)	$ [***]		0%	$ -	[***]	$ [***]	$ -
SMT-SRC	GigaSMART-Source Port feature module license per GigaSMART blade	$ [***]		0%	$ -	[***]	$ [***]	$ -

SFP-501	1 Gig SFP, Copper, UTP with RJ-45 interface	$ [***]		0%	$ -	[***]	$ [***]	$ -
SFP-502	1 Gig SFP, Multimode 850	$ [***]		0%	$ -	[***]	$ [***]	$ -
SFP-503	1 Gig SFP, Single Mode 1310	$ [***]		0%	$ -	[***]	$ [***]	$ -
SFP-504	1 Gig SFP, Single Mode 1550	$ [***]		0%	$ -	[***]	$ [***]	$ -

SFP-532	10 Gig SFP+, Multimode 850nm SR for GigaVUE-212, 420 or 2404	$ [***]		0%	$ -	[***]	$ [***]	$ -
SFP-533	10 Gig SFP+, Single Mode 1310nm LR for GigaVUE-212, 420 or 2404	$ [***]		0%	$ -	[***]	$ [***]	$ -
SFP-534	10 Gig SFP+, Single Mode 1550nm ER for GigaVUE-212, 420 or 2404	$ [***]		0%	$ -	[***]	$ [***]	$ -
SFP-535	10 Gig SFP+, Multi Mode 1310nm LRM for GigaVUE-212, 420 or 2404	$ [***]		0%	$ -	[***]	$ [***]	$ -

TAP-222	1GigaTAP-4Sx for GigaVUE-2404, 850nm multimode tap blade with 4 taps	$ [***]		0%	$ -	[***]	$ [***]	$ -
TAP-223	1GigaTAP-4Lx for GigaVUE-2404, 1310nm single mode tap blade with 4 taps	$ [***]		0%	$ -	[***]	$ [***]	$ -
TAP-224	1GigaTAP-4Zx for GigaVUE-2404, 1550nm single mode tap blade with 4 taps	$ [***]		0%	$ -	[***]	$ [***]	$ -
TAP-232	10GigaTAP-4SR for GigaVUE-2404, 850nm multimode tap blade with 4 taps	$ [***]		0%	$ -	[***]	$ [***]	$ -
TAP-233	10GigaTAP-4LR for GigaVUE-2404, 1310nm single mode tap blade with 4 taps	$ [***]		0%	$ -	[***]	$ [***]	$ -
TAP-234	10GigaTAP-4ER for GigaVUE-2404, 1550nm single mode tap blade with 4 taps	$ [***]		0%	$ -	[***]	$ [***]	$ -
TAP-235	10GigaTAP-4LRM for GigaVUE-2404, 1310nm multimode tap blade with 4 taps	$ [***]		0%	$ -	[***]	$ [***]	$ -
TAP-222N	1GigaTAP-4SxN for GigaVUE-2404 850nm multimode tap blade with 4 taps, NEBS certified	$ [***]		0%	$ -	[***]	$ [***]	$ -
TAP-223N	1GigaTAP-4LxN for GigaVUE-2404, 1310nm single mode tap blade with 4 taps, NEBS certified	$ [***]		0%	$ -	[***]	$ [***]	$ -
TAP-224N	1GigaTAP-4ZxN for GigaVUE-2404, 1550nm singe mode tap blade with 4 taps, NEBS certified	$ [***]		0%	$ -	[***]	$ [***]	$ -

[***] Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential    May 26, 2010

SKU	Gigamon GigaVUE-2404 product family	N American List	qty	disc	extended list price	reseller disc	reseller unit price	reseller extended price
TAP-232N	10GigaTAP-4SRN for GigaVUE-2404. 850nm multimode tap blade with 4 taps, NEBS certified	$ [***]		0%	$ -	[***]	$ [***]	$ -
TAP-233N	10GigaTAP-4LRN for GigaVUE-2404, 1310nm single mode tap blade with 4 taps, NEBS certified	$ [***]		0%	$ -	[***]	$ [***]	$ -
TAP-234N	10GigaTAP-4ERN for GigaVUE-2404, 1550nm single mode tap blade with 4 taps, NEBS certified	$ [***]		0%	$ -	[***]	$ [***]	$ -
TAP-235N	10GigaTAP-4LRMN for GigaVUE-2404, 1310nm multimode tap blade with 4 taps, NEBS certified	$ [***]		0%	$ -	[***]	$ [***]	$ -

CBL-005	Stacking Cable, CX4 copper cable, 5 meters	$ [***]		0%	$ -	[***]	$ [***]	$ -
CBL-015	Stacking Cable, CX4 copper cable, 15 meters	$ [***]		0%	$ -	[***]	$ [***]	$ -
CBL-205	SFP+ to SFP+ direct attached copper cable, 5 meters	$ [***]		0%	$ -	[***]	$ [***]	$ -
CBL-210	SFP+ to SFP+ direct attached copper cable, 10 meters	$ [***]		0%	$ -	[***]	$ [***]	$ -

RMB-065	Optional extra long Rear Mounting Bracket 65cm	$ [***]		0%	$ -	[***]	$ [***]	$ -

TRN-000	One day GigaVUE Product Training, at Gigamon HQ, Milpitas, Ca.	$ [***]		0%	$ -	[***]	$ [***]	$ -
TRN-001	One day GigaVUE Product Training, at Customer site in N. America	$ [***]		0%	$ -	[***]	$ [***]	$ -
TRN-002	Extra day(s) GigaVUE product training at Customer Site, Worldwide	$ [***]		0%	$ -	[***]	$ [***]	$ -

SVC-432	Spare 2404 Chassis with SFP cages, without power supplies and fans	$ [***]		0%	$ -	[***]	$ [***]	$ -
SVC-434	Spare 2404 slot 1 blade with SFP cages	$ [***]		0%	$ -	[***]	$ [***]	$ -
PWR-3AC	Single 110/240 V AC power supply module, 2404 chassis	$ [***]		0%	$ -	[***]	$ [***]	$ -
PWR-3DC	Single -48 V DC power supply module, 2404 chassis	$ [***]		0%	$ -	[***]	$ [***]	$ -
SVC-3FN	Fan module, 2404 chassis	$ [***]		0%	$ -	[***]	$ [***]	$ -
SVC-432N	Spare 2404 chassis with SFP cages without power supplies and fans, NEBS certified	$ [***]		0%	$ -	[***]	$ [***]	$ -
SVC-434N	Spare 2404 slot 1 blade with SFP cages, NEBS certified	$ [***]		0%	$ -	[***]	$ [***]	$ -
SVC-3FNN	Fan module, 2404 chassis, NEBS filter	$ [***]		0%	$ -	[***]	$ [***]	$ -

SVC-PRO	One day Professional Services on-site. Price plus travel expenses per day	$ [***]		0%	$ -	[***]	$ [***]	$ -
SVC-000	12 Months hardware and software maintenance	[***]		0%	$ -		[***]
SVC-A00	Advance Purchase 12 Months hardware and software maintenance	[***]		0%	$ -		[***]	$ -
SVC-001	1st Year Premium 24x7 Service upgrade	[***]		0%	$ -		[***]	$ -
SVC-002	12 Months Premium 24x7 hardware and software maintenance	[***]		0%	$ -		[***]	$ -
SVC-A02	Advance Purchase 12 Months Premium 24x7 hardware and software maintenance	[***]		0%	$ -		[***]	$ -

Total					$ -			$ -

Enter quantities in the YELLOW highlighted areas
Enter percentages in the Green Highlighted areas to change discounts.
SVC-000 and SVC-002 are for maintenance renewals for existing customers
SVC-001 is available at the time of the initial equipment purchase and it is a upgrade to the first 12 months of service
SVC -A00 and SVC-A02 are available at the time of the initial equipment purchase. A discount is provided for purchasing these items in advance.

[***] Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential    May 26, 2010

Gigamon GigaVUE 212, 420, 2404, G-TAP North American Price List

SKU	Gigamon, GigaVUE-420 product family	N American List	qty	disc	extended list price	reseller disc	reseller unit price	reseller extended price
				0%		[***]
GVS-421	GigaVUE-420 4 copper port with Citrus and CLI management, AC power	$ [***]		0%	$ -	[***]	$ [***]	$ -
GV9-422	GigaVUE-420 4 fiber port with Citrus and CLI management, AC power	$ [***]		0%	$ -	[***]	$ [***]	$ -
GVS-423	GigaVUE-420 4 copper port with Citrus and CLI management, DC power	$ [***]		0%	$ -	[***]	$ [***]	$ -
GVS-424	GigaVUE-420 4 fiber port with Citrus and CLI management, DC power	$ [***]		0%	$ -	[***]	$ [***]	$ -

PRT-400	GigaPORT 4 port expansion module	$ [***]		0%	$ -	[***]	$ [***]	$ -
SFP-501	1 Gig SFP, Copper, UTP with RJ-45 interface	$ [***]		0%	$ -	[***]	$ [***]	$ -
SFP-502	1 Gig SFP, Multimode 850	$ [***]		0%	$ -	[***]	$ [***]	$ -
SFP-503	1 Gig SFP, Single Mode 1310	$ [***]		0%	$ -	[***]	$ [***]	$ -
SFP-504	1 Gig SFP, Single Mode 1550	$ [***]		0%	$ -	[***]	$ [***]	$ -

SFP-532	10 Gig SFP+, Multimode 850nm SR for GigaVUE-212, 420 or 2404	$ [***]		0%	$ -	[***]	$ [***]	$ -
5FP-533	10 Gig SFP+, Single Mode 1310nm LR for GigaVUE-212, 420 or 2404	$ [***]		0%	$ -	[***]	$ [***]	$ -
SFP-534	10 Gig SFP+, Single Mode 1550nm ER for GigaVUE-212, 420 or 2404	$ [***]		0%	$ -	[***]	$ [***]	$ -
SFP-535	10 Gig SFP+, Multi Mode 1310nm LRM for GigaVUE-212, 420 or 2404	$ [***]		0%	$ -	[***]	$ [***]	$ -

TAP-201	GigaTAP-Tx copper tap module, 2 taps per module	$ [***]		0%	$ -	[***]	$ [***]	$ -
TAP-202	GigaTAP-Sx 850nm multimode tap module, 2 taps per module	$ [***]		0%	$ -	[***]	$ [***]	$ -
TAP-203	GigaTAP-Lx 1310nm single mode tap module, 2 taps per module	$ [***]		0%	$ -	[***]	$ [***]	$ -
TAP-204	GigaTAP-Zx 1550nm single mode tap module, 2 taps per module	$ [***]		0%	$ -	[***]	$ [***]	$ -
TAP-212	10GigaTAP-SR optical multimode 850nm 10Gag tap module, 420 chassis	$ [***]		0%	$ -	[***]	$ [***]	$ -
TAP-213	10GigaTAP-LR optical single mode 1310nm 10Gig tap module, 420 chassis	$ [***]		0%	$ -	[***]	$ [***]	$ -
TAP-214	10GigaTAP-ER optical single mode 1550nm 10Gig tap module, 420 chassis	$ [***]		0%	$ -	[***]	$ [***]	$ -

TAP-241	GigaTAP-BPC In-Line, One-to-Many, Bypass Tap, Copper, 1Gig	$ [***]		0%	$ -	[***]	$ [***]	$ -

GLK-310	GigaLINK-X for GigaVUE-420, empty XFP cage, 10 Gig port module	$ [***]		0%	$ -	[***]	$ [***]	$ -
GLK-311	GigaLINK-Cu -XFP for GigaVUE-420, 10 Gig copper slacking port	$ [***]		0%	$ -	[***]	$ [***]	$ -
GLK-312	GigaLINK-SR -XFP For GigaVUE-420, MM 850 10 Gig port module	$ [***]		0%	$ -	[***]	$ [***]	$ -
GLK-313	GigaLINK-LR -XFP for GigaVUE-420, SM 1310 10 Gig port module	$ [***]		0%	$ -	[***]	$ [***]	$ -
GLK-314	GigaLINK-ER -XFP for GigaVUE-420, SM 1550 10 Gig port module	$ [***]		0%	$ -	[***]	$ [***]	$ -
GLK-320	GigaLINK-SFP+ for GigaVUE-420, empty SFP+ cage, 10 Gig port module	$ [***]		0%	$ -	[***]	$ [***]	$ -
GLK-322	GigaLINK-SR -SFP+ for GigaVUE-420, MM 850 10 Gig port module	$ [***]		0%	$ -	[***]	$ [***]	$ -
GLK-323	GigaLINK-LR -SFP+ for GigaVUE-420, SM 1310 10 Gig port module	$ [***]		0%	$ -	[***]	$ [***]	$ -
GLK-324	GigaLINK-ER -SFP+ for GigaVUE-420, SM 1550 10 Gig port module	$ [***]		0%	$ -	[***]	$ [***]	$ -
GLK-325	GigaLINK-SFP+ LRM for GigaVUE420, SM 1310 10 Gig port module	$ [***]		0%	$ -	[***]	$ [***]	$ -

XFP-502	XFP, 850 nm multimode FDX transceiver, LC connector	$ [***]		0%	$ -	[***]	$ [***]	$ -
XFP-503	XFP, 1310 nm singlemode FDX transceiver, LC connecter	$ [***]		0%	$ -	[***]	$ [***]	$ -
XFP-504	XFP, 1550 nm singlemode FDX transceiver, LC connector	$ [***]		0%	$ -	[***]	$ [***]	$ -
XFP-505	XFP, 1550 nm singlemode FDX transceiver, hi power, LC connector	$ [***]		0%	$ -	[***]	$ [***]	$ -

CBL-005	Stacking Cable, CX4 copper cable, 5 meters	$ [***]		0%	$ -	[***]	$ [***]	$ -
CBL-015	Stacking Cable, CX4 copper cable, 15 meters	$ [***]		0%	$ -	[***]	$ [***]	$ -
CBL-205	SFP+ to SFP+ direct attached copper cable, 5 meters	$ [***]		0%	$ -	[***]	$ [***]	$ -
CBL-210	SFP+ to SFP+ direct attached copper cable, 10 meters	$ [***]		0%	$ -	[***]	$ [***]	$ -

RMB-065	Optional extra long Rear Mounting Bracket 65cm	$ [***]		0%	$ -	[***]	$ [***]	$ -

TRN-000	One day GigaVUE Product Training, at Gigamon HO, Milpitas, Ca	$ [***]		0%	$ -	[***]	$ [***]	$ -
TRN-001	One clay GigaVUE Product Training, at Customer site in N. America	$ [***]		0%	$ -	[***]	$ [***]	$ -
TRN-002	Extra day(s) GigaVUE product training at Customer Site, Worldwide	$ [***]		0%	$ -	[***]	$ [***]	$ -

[***] Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential    May 26, 2010

SKU	Gigamon, GigaVUE-420 product family	N American List	qty	disc	extended list price	reseller disc	reseller unit price	reseller extended price

SVC-421	Spare 420 chassis with 4 RJ-45: without power supplies and tans	$ [***]		0%	$ -	[***]	$ [***]	$ -
SVC-422	Spare 420 chassis with 4 SFP cages; without power supplies and fans	$ [***]		0%	$ -	[***]	$ [***]	$ -
SVC-X21	Spare 420 management module with 4 RJ-45	$ [***]		0%	$ -	[***]	$ [***]	$ -
SVC-X22	Spare 420 management module with 4 SFP cages	$ [***]		0%	$ -	[***]	$ [***]	$ -
SVC-2AC	110/240 V AC power supply module, 420 or 212 chassis	$ [***]		0%	$ -	[***]	$ [***]	$ -
SVC-2DC	-48 V DC power supply module, 420 or 212 chassis	$ [***]		0%	$ -	[***]	$ [***]	$ -
SVC-FAN	Fan module, 420 chassis	$ [***]		0%	$ -	[***]	$ [***]	$ -

SVC-PRO	One day Professional Services on-site. Price plus travel expenses per day	$ [***]		0%	$ -	[***]	$ [***]	$ -
SVC-000	12 Months hardware and software maintenance	[***]		0%	$ -		[***]	$ -
SVC-A00	Advance Purchase 12 Months hardware and software maintenance	[***]		0%	$ -		[***]	$ -
SVC-001	1st Year Premium 24x7 Service upgrade	[***]		0%	$ -		[***]	$ -
SVC-002	12 Months Premium 24x7 hardware and software maintenance	[***]		0%	$ -		[***]	$ -
SVC-A02	Advance Purchase 12 Months Premium 24x7 hardware and software maintenance	[***]		0%	$ -		[***]	$ -

Total					$ -			$ -

Enter quantities in the YELLOW highlighted areas
Enter percentages in the Green Highlighted areas to change discounts.
SVC-000 an Enter "0" or leave blank if extended service is not required.
SVC-001 is available at the tree of the initial equipment purchase and it is a upgrade to the first 12 months of service
SVC -A00 and SVC-A02 are available at the time of the initial equipment purchase. A discount is provided for purchasing these items in advance.

[***] Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential    May 26, 2010

Gigamon GigaVUE 212, 420, 2404, G-TAP North American Price List

SKU	Gigamon, G-TAP product family	N American List	qty	disc	extended list price	reseller disc	reseller unit price	reseller extended price
				0%		[***]
TAP-200	1/2 U chassis, supports 1,2,3,or 4 Dual Optical G-TAP Modules, stand alone chassis, 1/10G	$ [***]		0%	$ -	[***]	[***]	$ -
TAP-251	Dual optical G-TAP module, 50/50 MM, 850nm, 50/125 micron fiber, requires TAP-200 chassis, 1/10G	$ [***]		0%	$ -	[***]	[***]	$ -
TAP-252	Dual optical G-TAP module, 50/50 MM, 850nm, 62.5/125 micron fiber, requires TAP-200 chassis, 1/10G	$ [***]		0%	$ -	[***]	[***]	$ -
TAP-253	Dual optical G-TAP module, 50/50 SM, 1310/1550nm, requires TAP-200 chassis, 1/10G	$ [***]		0%	$ -	[***]	[***]	$ -
TAP-255	Dual optical G-TAP module, 50/50 MM, 1310nm LRM, requires TAP-200 chassis, 10G	$ [***]		0%	$ -	[***]	[***]	$ -
TAP-271	Dual optical G-TAP module, 70/30 MM, 850nm, 50/125 micron fiber, requires TAP-200 chassis, 1G,(nrf 1C	$ [***]		0%	$ -	[***]	[***]	$ -
TAP-272	Dual optical G-TAP module, 70/30 MM, 850nm, 62.5/125 micron fiber, requires TAP-200 chassis,1G, (nrf	$ [***]		0%	$ -	[***]	[***]	$ -
TAP-273	Dual optical G-TAP module, 70/30 SM, 1310/1550nm, Requires TAP-200 chassis, 1/10G	$ [***]		0%	$ -	[***]	[***]	$ -
TAP-275	Dual optical G-TAP module, 70/30 MM, 1310nm LRM, Requires TAP-200 chassis,10G	$ [***]		0%	$ -	[***]	[***]	$ -

SVC-PRO	One day Professional Services on-site. Price plus travel expenses per day	$ [***]		0%	$ -	[***]	[***]	$ -
SVC-000	12 Months hardware and software maintenance	[***]		0%	$ -	[***]	[***]	$ -
SVC-A00	Advance Purchase 12 Months hardware and software maintenance	[***]		0%	$ -	[***]	[***]	$ -
SVC-001	1st Year Premium 24x7 Service upgrade	[***]		0%	$ -	[***]	[***]	$ -
SVC-002	12 Months Premium 24x7 hardware and software maintenance	[***]		0%	$ -	[***]	[***]	$ -
SVC-A02	Advance Purchase 12 Months Premium 24x7 hardware and software maintenance	[***]		0%	$ -	[***]	[***]	$ -

Total

Enter quantities in the YELLOW highlighted areas
Enter percentages in the Green Highlighted areas to change discounts.
SVC-000 and SVC-002 are for maintenance renewals for existing customers
SVC-001 is available at the time of the initial equipment purchase and it is a upgrade to the first 12 months of service
SVC -A00 and SVC-A02 are available at the time of the initial equipment purchase. A discount is provided for purchasing these items in advance.

[***] Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential    May 26, 2010

End User Price
GigaVUE-212 subtotal	$ -
GigaVUE-2404 subtotal	$ -
GigaVUE-420 subtotal	$ -
G-TAP subtotal	$ -
Total	$ -

Amendment to Contract Exhibit C — Distributor Pricing Discounts

Amendment to Contract Exhibit C: Distributor Pricing Discounts
1.North America
a.    Distributor Discount = [***] Gigamon World Wide Price List.
b.    Contracted Reseller Platinum Level = [***].
i)    Distributor will sell to Platinum level at [***].
ii)    Gigamon shall pay Distributor a rebate of [***].
iii)    [***].
c.    Contracted Reseller Gold Level = [***].
i)    Distributor Discount = [***].
ii)    Gold Level Discount without Deal Registration = [***].
iii)    Gold Level Discount with deal Registration = [***].
d.    Affiliates and all others not Gold or Platinum Discount = [***].
e.    Maintenance and Support.
i)    Distributor shall receive [***].
ii)    Distributor price to any Reseller is [***].

iii)	When Distributor receives PO's for Renewals they will facilitate passing them through to Gigamon at net zero.

[***] Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Interlink Confidential

Amendment to Contract Exhibit C — Distributor Pricing Discounts

2.    Latin America
a.    Distributor Discount [***].
iv)    Distributor will sell to Latin American Resellers at [***].
b.    Maintenance and Support.
iv)    Distributor Discount [***].
v)    Discount to Resellers [***].
vi)    When Distributor receives PO's for renewals, they will facilitate in passing them through to Gigamon at net zero.

/s/ Illegible	/s/ Ted Ho
Signature - Interlink	Signature - Gigamon
11/28/2011	5/11/2012
Date	Date

[***] Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Interlink Confidential

Exhibit D
Products Included In Distribution Agreement

This Exhibit covers the Products which are Included under the Distribution Agreement between Interlink Communication Systems Inc. and Gigamon dated 12/28/10. This Exhibit was not included in the original Agreement and is hereby added thereto.
The sale of these products is also allowed within Exhibit B Territories Granted, both North and Latin America (Which includes South America and Mexico).

Products
All Products included on the current WORLDWIDE PRICE LIST.
(See Price List Attached 9/11).

/s/ Illegible	/s/ Ted Ho
Signature - Interlink	Signature - Gigamon
11/28/2011	5/11/2012
Date	Date

Amendment to Distribution Agreement
This Amendment to Distribution Agreement (“Amendment”) is entered into by and between Gigamon Inc., located at 3300 Olcott Street, Santa Clara, CA 95054, formerly Gigamon LLC, (“Gigamon”), and Global Convergence Inc., formerly Interlink located at 640 Brooker Creek Blvd., Suite 465, Oldsmar, FL 34677 (“GCI”) as of September 1, 2015 and is effective as of October 1, 2015 (the “Effective Date”). Gigamon and GCI are each referred to herein as a “Party” and together as the “Parties”.
WHEREAS, Gigamon and GCI entered into that certain Gigamon Distributor Agreement effective as of December 28, 2010, as previously amended by that certain Exhibit C dated May 11, 2012, (the “Agreement”); and
WHEREAS, the Parties wish to amend and restate in its entirety Exhibit C of the Agreement to reflect mutually agreed upon terms, further described below.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.
Amended and Restated Exhibit C. Exhibit C, “Distributor Pricing Discounts,” dated as of May 11, 2012, is hereby amended and restated in its entirety as set forth in Attachment 1, attached hereto and incorporated by reference.

2.
Entire Agreement. This Amendment sets forth the entire agreement between the Parties, and supersedes any and all prior agreements or understandings between the Parties, about the specific subject matter of this Amendment. The remainder of the Agreement remains in full force and effect without modification. No changes to the Amended may be made except by a written amendment (specifically referencing the Amended and Restated Exhibit C) duly executed by an authorized representative of each Party. No course of dealing or usage of trade may be invoked to modify the terms of this Amendment.

3.
Counterparts. This Amendment may be executed in counterparts any of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile or electronically transmitted signatures will be deemed to be originals.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the Effective Date.

GIGAMON INC.		GLOBAL CONVERGENCE INC.
By:	/s/ Jennifer T. Miller	By:	/s Joe Serra
Printed Name:	Jennifer T. Miller	Name:	Joe Serra
Title:	VP and Associate General Counsel	Title:	President and COO

Attachment 1
Exhibit C: Distributor Pricing Discounts
(Effective October 1, 2015)
1.    Definitions: For purposes of this Exhibit C:
•“Distributor Price” means the price Gigamon charges Distributor for an Authorized Product (i.e., List Price less the applicable Distributor Discount set forth in Section 2 below).
•“List Price” means the Gigamon Worldwide List Price.
•“Support and Maintenance” means Gigamon Product Support and Software Maintenance.
•“Margin” means the difference between the Distributor Price and the Reseller Price for the applicable Authorized Product.
•“Reseller Price” means the price Distributor charges a reseller customer in the Territory for an Authorized Product.
2.    Distributor Discount

a.	North America: Distributor will receive [***] it sells to its reseller customers in North America.

b.	Latin America: Distributor will be eligible to receive [***] it sells to its reseller customers in Latin America.

3.
Rebate: Gigamon will pay Distributor a rebate equal to [***] (For the avoidance of doubt, no rebate is payable on Authorized Products sold by Distributor to its reseller customers outside of North America.)

4.
Break Even Amount: If Distributor sells Authorized Products (exclusive of Maintenance and Support) to a reseller customer in the Territory and the Reseller Price is less than the Distributor Price, then Gigamon will pay Distributor [***].

5.    Example:

Product List Price	Distributor Price	Reseller Price	Margin	Rebate	Break-Even Amount
$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
$[***]	$[***]	$[***]	$[***]	$[***]	$[***]
$[***]	$[***]	$[***]	$[***]	[***]	$[***]
$[***]	$[***]	$[***]	[***]	[***]	$[***]

[***] Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.    Support and Maintenance

i.	Distributor will receive [***] it sells to its reseller customers in the Territory.

ii.	When Distributor receives purchase orders for renewals of Support and Maintenance, Distributor will forward such purchase orders to Gigamon.
Acknowledged and agreed:

GIGAMON INC.		GLOBAL CONVERGENCE INC.
By:	/s/ Jennifer T. Miller	By:	/s Joe Serra
Printed Name:	Jennifer T. Miller	Name:	Joe Serra
Title:	VP and Associate General Counsel	Title:	President and COO
Date:	September 1, 2015	Date:	September 1, 2015

[***] Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.